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                                                                     Exhibit 21


                        SUBSIDIARIES OF CHOICEPOINT INC.


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
Bti LP                                                                  Texas
ChoicePoint Asset Company                                               Delaware
ChoicePoint Business and Government Services Inc.                       Georgia
ChoicePoint Capital Inc.                                                Delaware
ChoicePoint Financial Inc.                                              Delaware
ChoicePoint Health Systems Inc.                                         Kansas
ChoicePoint Licensing Company                                           Delaware
ChoicePoint Precision Marketing Inc.                                    Georgia
ChoicePoint Police Records Inc.                                         Arizona
ChoicePoint Public Records Inc.                                         Georgia
ChoicePoint Services Inc.                                               Georgia
CPPM Inc.                                                               Georgia
DataMart Processing LLC                                                 Georgia
EquiSearch Services Inc.                                                Georgia
Insurity Inc.                                                           Georgia
KnowX LLC                                                               Georgia
National Credit Audit Corporation                                       Illinois
National Data Retrieval, Inc.                                           Georgia
National Safety Alliance, Incorporated                                  Tennessee
Patlex Corporation                                                      Pennsylvania
Resident Data Financial, LLC                                            Texas
Resident Data, Inc.                                                     Delaware
The Bode Technology Group, Inc.                                         Virginia
The List Source, Inc.                                                   Texas
Vital Chek Network, Inc.                                                Tennessee
Vital Chek Network of Canada, Inc.                                      Delaware
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